Finance of America Reverse LLC FASST 2017-HB1 Due Diligence Review

November 27, 2017

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2017 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Finance of America Reverse LLC, FASST 2017-HB1 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 2,667 Home Equity Conversion Mortgage loans (“HECMs”) owned by Finance of America Reverse LLC (“FAR” or “Client”). The HECM portfolio is sub-serviced by either Compu-Link Corporation dba Celink (“Celink”) or Reverse Mortgage Solutions (“RMS”). The review included review of data, documentation and images provided by both sub-servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties and the order of Broker Price Opinions (“BPOS”) to gain insight into market value on a sample of properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The population for securitization was reduced from 2,667 HECMs to 2,357 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. Two hundred twelve (212) drops were requested by FAR on properties in Puerto Rico on 10/13/2017. AMC added additional loans to the sample population for each scope of review on 10/13/2017 in the event of future dropped loans in Puerto Rico after discussion with FAR. The remaining Puerto Rico loans were not dropped, as a result the sample population was larger than the initial size required. FAR also requested subsequent population reductions of eighty-seven (87) and eleven (11) loans on 11/14/2017 and 11/16/2017 respectively. After the initial diligence was completed FAR also added 273 loans to the securitization population. AMC applied the statistical sampling methodology to that population separately. The combination of loan drops, population addition, and sample criteria eligibility created variance within the procedure-level due diligence samples described below. Exceptions identified within the procedures below reflect loans remaining in the Securitization Population.

Procedures

1.	Obtain a data tape from FAR, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate
•	Current UPB
•	Current Interest Rate
•	Marketable Title Date
•	Loan Status

AMC was provided screenshots of Celink’s servicing system as of the data tape cutoff date (8/31/2017) or later to validate the data points in the scope. AMC was provided direct access to RMS’s servicing system to review the data elements in the sub-servicing system of record.

MIP Rate

From a sample of 505 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 8/31/2017 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 505 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 8/31/2017 to the value represented in the data tape. Two (2) variances were identified. The sub-servicer updated their servicing system

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for the two (2) loans with a variance, and FAR updated the data tape clearing the exceptions. There were no other exceptions noted.

Current Interest Rate

From a sample of 505 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 8/31/2017 to the value represented in the data tape. One (1) variance was identified. There were no other exceptions noted.

Marketable Title Date

From a sample of 371 HECMs, AMC identified twenty-three (23) HECMs with a marketable title date in the date tape. AMC reviewed servicing system screen shots or the servicing system for the twenty-three (23) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 8/31/2017 to the value represented in the data tape. A total of three (3) variances were found during the initial diligence performed. Both Celink and RMS updated their servicing systems and an updated data tape was provided by FAR. No exceptions were subsequently identified.

Loan Status

From a sample of 505 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. AMC utilized a conversion table from Celink to translate the truncated status values found within the servicing system screenshot to the data tape and identify the status as of 8/31/2017. No conversion table was required on RMS serviced loans. Eleven (11) variances were identified. All variances where with RMS and had the same result. The audit loan status was “Claim – Pending” where the tape value was “Claim - Pending; Claim - Pending-Claim Type 22 – Assignment”. There were no other exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount
•	UPB at Called Due Date
•	Original Note Rate
•	Margin (on adjustable rate loans)
•	Index (on adjustable rate loans)
•	Debenture Rate
•	Foreclosure First Legal Date
•	Closing Date
•	Amortization Type
•	FHA Case Number
•	Original Principal Limit
•	Called Due Date

Max Claim Amount

From a sample of 505 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the Max Claim Amount represented in the screen shot to the data tape provided by FAR. There were no exceptions noted.

UPB at Called Due Date

From a sample of 505 HECMs, AMC identified 338 HECMs with a Called Due Date in the data tape. Nine (9) total variances were identified.

For Celink: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation Called Due Date to the Called Due Date on the tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history screen shots provided by Celink. AMC compared the UPB represented in the servicing system screen shot to the UPB at

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Called Due Date field in the 8/31/2017 data tape. A total of ninety-four (94) variances were identified during the initial due diligence completed. Thirty-three (33) of the ninety-four (94) variances were subsequently cleared when Celink updated their servicing system and an updated tape was provided by FAR. Fifty-seven (57) variances were initially identified because the Called Due Dates did not match from the HERMIT screenshot to Celink’s servicing system. Celink stated that in the case of death notification, the Called Due Date might not match HERMIT’s Called Due Date as the updates are manually provided to HERMIT a day or more after Celink has been notified. In these cases where the Called Due Dates did not match, AMC verified the Called Due reason was death, and compared the Called Due date on the tape to the servicing systems screenshot to capture the Called Due UPB. If those UPBs matched the exception was cleared. AMC cleared the fifty-seven (57) variances where the Called Due Date was off a few days as the UPBs matched according to Celink’s date of record.

The remaining four (4) Celink variances included UPBs where the tape data did not match the source document provided.

For RMS: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC validated that date versus the Called Due Date represented in the servicing system then verified the Called Due UPB field. AMC compared the UPB at the Called Due Date represented in the servicing system to the UPB at Called Due Date in the 8/31/2017 data tape. AMC identified four (4) total RMS variances where the UPB at Called Due Date did not match the tape. Three (3) variances were a result of the loans curing after the 8/31/17 tape cutoff date. When AMC reviewed the Called Due UPB field, the balance represented was $0. RMS does not store a historic record of the Called Due balance in the servicing system that AMC could validate once the due and payable status has been cured. One (1) variance was a result of the proper documentation not being provided. There were no other RMS exceptions noted.

Original Note Rate

From a sample of 505 HECMs, AMC reviewed the original Note provided by Celink or retrieved the Note from RMS’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by FAR. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 505 HECMs, AMC identified seventy-four (74) HECMs with adjustable rate features. AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system for the seventy-four (74) HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by FAR. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 505 HECMs, AMC identified seventy-four (74) HECMs with adjustable rate features. AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system for the seventy-four (74) HECMs. AMC compared the Index represented in the Note to the Margin represented in the tape provided by FAR. There were no exceptions noted.

Debenture Rate

From a sample of 505 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. Two (2) exceptions were identified, one (1) was a result of missing documentation, the other had a variance from tape data to the source. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 505 HECMs, AMC identified 181 HECMs with a Foreclosure First Legal Date. AMC reviewed the 181 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data

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tape provided by FAR. AMC’s initial diligence results identified three (3) instances where the First Legal Date from the filing document did not match the data tape. The average variance was forty-nine days (49) days. In the one (1) instance with the largest discrepancy, the attorney filed incorrectly and needed to restart the foreclosure proceeding. A motion was filed in October 2017 to correct the inaccurate first legal date.

The sub-servicer updated their servicing system for one (1) loan with a variance and FAR updated the data tape clearing the exception. Two (2) exceptions remain. There were no other exceptions noted.

Closing Date

From a sample of 505 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from both sub-servicers to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

Amortization Type

From a sample of 505 HECMs, AMC reviewed the Original Note provided by Celink or retrieved the Note from RMS’s servicing system. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by FAR. There were no exceptions noted.

FHA Case Number

From a sample of 505 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the FHA Case Number represented in the screen shot to the data tape provided by FAR. There were no exceptions noted.

Original Principal Limit

From a sample of 505 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by FAR. There were no exceptions noted.

Called Due Date

From a sample of 505 HECMs, AMC identified 338 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified sixty-one (61) instances where the Called Due Date reported was found to have a variance versus the tape provided by FAR during the initial diligence performed. Both Celink and RMS updated their servicing systems and an updated data tape was provided by FAR. One (1) variance was related to a bankruptcy proceeding and cleared with tape update, sixty (60) exceptions were subsequently identified. Fifty-seven (57) of the remaining sixty (60) exceptions were Celink serviced loans where death was the Called Due reason. The average variance on these loans is three (3) days. Celink stated that in the case of death notification the Called Due Date in their servicing system might not match HERMIT’s Called Due Date as the updates are manually provided to HERMIT a day or more after Celink has been notified. Two (2) exceptions occurred because the proper source document was not able to be provided. One (1) exception occurred because one loan was mistakenly called due for death of last surviving borrower, but only the first borrower was deceased. There were no other exceptions noted.

2.	Obtain and review FHA reporting from FAR and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 2,357 assets in the Securitization Population. Seventeen (17) total exceptions were identified. On September 26, 2017 and November 16, 2017 (regarding only the new population) AMC observed FAR via webcast retrieve an Excel export report of all FAR loans within the HERMIT system which included current endorsement status. While under continued observation, FAR removed the loans not included in the securitization from the Excel export report. FAR then saved and transmitted the report directly to AMC for review. Of the 2,357 loans as of the observed report webcasts, 2,340 were actively endorsed. Seventeen (17) loans displayed a case status as “Terminated”. FAR stated the loans in a “Terminated” status were a result of liquidations in the months of September and October. There were no other exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified

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sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 506 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified sixty-two (62) unique HECMs with variances. During the initial diligence both Celink and RMS updated their servicing systems and FAR provided an updated data tape to clear forty-seven (47) date variances.

The current sixty-two (62) variances include; one (1) variance without the proper documentation to validate the tape data, fourteen (14) with both a date and value variance, and forty-seven (47) date variances. Both Celink and RMS updated their servicing systems after the secondary diligence and FAR provided an updated data tape which cleared fifty-six (56) variances. The remaining six (6) included one (1) variance without the proper documentation to validate the tape data, five (5) variances with both a date and value variance. There were no other variances noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 383 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the status in the data tape. AMC identified two hundred ninety-one (291) variances where the property inspection report showed a different result than the data tape. Of the 291, nineteen (19) inspections were not provided or could not be located in the servicing system for review. The other variances included occupancy values from the inspection that did not match the servicing system identically. Those variances are summarized below:

▪	85 loans where the tape value was “Tenant Occupied”, inspection value was “Occupied”
▪	39 loans where the tape value was “Unknown”, inspection value was “Vacant”
▪	35 loans where the tape value was “Unknown”, inspection value was “Occupied”
▪	28 loans where the tape value was “Owner Occupied”, inspection value was “Occupied”
▪	24 loans where the tape value was “Occupancy Certificate not received”, inspection value was “Vacant”
▪	17 loans where the tape value was “Owner Occupied”, inspection value was “Mortgagor Occupied”
▪	13 loans where the tape value was “Occupancy Certificate not received”, inspection value was “Occupied”
▪	7 loans where the tape value was “Tenant Occupied”, inspection value was “Owner Occupied”
▪	5 loans where the tape value was “Unknown”, inspection value was “Owner Occupied”
▪	4 loans where the tape value was “Owner Occupied”, inspection value was “Vacant”
▪	4 loans where the tape value was “Vacant”, inspection value was “N/A”
▪	2 loans where the tape value was “Personal Property”, inspection value was “Vacant”
▪	2 loans where the tape value was “Owner Occupied”, inspection value was “Tenant Occupied”
▪	2 loans where the tape value was “Unknown”, inspection value was “Tenant Occupied”
▪	1 loan where the tape value was “Owner Occupied”, inspection value was “Unknown”
▪	1 loans where the tape value was “Unauthorized Tenant”, inspection value was “Occupied”
▪	1 loan where the tape value was “Occupancy certificate not received”, inspection value was “N/A”
▪	1 loan where the tape value was “Tenant Occupied”, inspection value was “Mortgagor Occupied”
▪	1 loan where the tape value was “Tenant Occupied”, inspection value was “Vacant”

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FAR stated that loans with an “Unknown” occupancy value will be updated by the sub-servicers with the inspection occupancy value if found. However, due to the specificity of the values in the servicer system, FAR has determined a comprehensive system update would not be beneficial to the servicing of the loan.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by FAR.

From a sample of 383 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. Five (5) total exceptions were identified. FAR was unable to provide borrower documents validating age on one (1) HECM. AMC received illegible imaged copies of identifying documents on three (3) additional HECMs. AMC identified one (1) loan with a variance between the borrower’s date of birth found in the data tape versus the date of birth represented on the driver’s license. RMS updated their servicing system, and FAR updated the data tape which cleared this variance. Four (4) total exceptions remained. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 317 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested all foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by FAR. Of the 317 HECMS with advances, AMC identified fifty-one (51) HECMs with over-allowable advances.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 450 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 450 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by FAR. FAR was unable to provide the loan-level invoices to support a transaction amount or over-allowable approvals to support associated advances on two (2) disbursements. AMC identified one (1) HECM where the invoice support did not match the advance. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 358 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 358 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. FAR was unable to provide the loan-level invoices to support a transaction amount on two (2) disbursements. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 461 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 461 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. FAR was unable to provide the loan-level invoices to support a transaction amount on two (2) disbursements. No other exceptions were noted.

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6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC reviewed tax lien search results provided by a third party on286 HECMs in the Securitization Population. No assessment data was available, or results returned on five (5) HECM properties. Of the 281 HECMs with assessment data, AMC noted thirty-one (31) total exceptions across twenty-six (26) unique HECMs. The twenty-six (26) unique HECMs with exceptions were as follows:

▪	Civil Judgments Only:	12 HECMs
▪	Civil New Filing	1 HECM
▪	Federal Tax Lien:	4 HECMs
▪	Small Claims Judgment Only:	1 HECM
▪	Judgment Lien Only:	3 HECMs
▪	Tax Delinquency and Civil Judgment:	3 HECMs
▪	Tax Delinquency and Civil New Filing:	2 HECMs

FAR indicated lien monitoring occurs through multiple processes. FAR ensures their sub-servicers monitor the lien status via third-party vendors, and an additional search is ordered when the loan becomes due and payable. There were no other exceptions noted.

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 344 HECMs were ordered for HECMs in the Securitization Population. One (1) valuation was not returned in time for the distribution of this report. The results of all the other valuations have been provided to FAR.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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